UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 7, 2013

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 7, 2013, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Cheesecake Factory Incorporated (the “Company”) approved the following salaries for the executives of the Company whose names and titles are listed below.  Mr. Gordon’s salary is effective February 18, 2013, the effective date of his promotion to President of the Company.  Salaries for the remaining executive officers are effective March 4, 2013.

Name	Title	Amount
David Overton	Chairman of the Board and Chief Executive Officer	$990,000
David M. Gordon	President	$500,000
W. Douglas Benn	Executive Vice President and Chief Financial Officer	$466,000
Debby R. Zurzolo	Executive Vice President, General Counsel and Secretary	$435,000
Max S. Byfuglin	President, The Cheesecake Factory Bakery, Inc.	$388,000

The Compensation Committee also approved grants of stock options and restricted shares of the Company’s common stock to each of the executive officers under the terms of the Company’s 2010 Stock Incentive Plan, as follows:

Name	Number of Stock Options	Number of Restricted Shares
David Overton	175,000	45,000
David M. Gordon	25,000	9,000
W. Douglas Benn	18,000	7,000
Debby R. Zurzolo	16,000	6,000
Max S. Byfuglin	14,500	6,000

The stock options were granted at an exercise price of $35.62 per share, which was the closing price for the Company’s common stock on March 7, 2013, the date of grant.  The options vest as to 20% of the shares on each of March 7, 2014 through March 7, 2018.  The restricted shares, other than those granted to Mr. Overton, vest as to 60% of the shares on March 7, 2016, and as to 20% of the shares on each of March 7, 2017 and 2018.

Mr. Overton’s restricted share grant is subject to achievement of a performance condition based on the Company’s cumulative fully diluted earnings per share of (i) a combined target for 2013 and 2014, or (ii) a combined target for 2013, 2014 and 2015, whichever occurs earlier.  If the performance condition is satisfied, the grant is then subject to time-based vesting at the rate of 60% of the shares on March 7, 2016 and 20% of the shares on each of March 7, 2017 and 2018.

The grants were made pursuant to the terms and conditions of a form of award agreement for executive officers previously approved by the Compensation Committee and filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2012 as filed with the SEC on August 10, 2012.  Mr. Overton’s award agreement differs from the form filed with the SEC only with respect to the addition of the performance conditions described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2013	THE CHEESECAKE FACTORY INCORPORATED

		By:	/s/ Debby R. Zurzolo
Debby R. Zurzolo, Executive Vice President, General Counsel and Secretary